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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2006
                                                  ------------------------------

                               ABFC 2006-HE1 Trust
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             (Exact Name of Issuing Entity as Specified in Charter)


                        Asset Backed Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)


                      Bank of America, National Association
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                           (Exact Name of Sponsor as Specified in Charter)


           New York                  333-130524-05                75-2533468
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(State or Other Jurisdiction of   (Commission File Number    (I.R.S. Employer
Incorporation of Issuing Entity)    of Issuing Entity)     Identification No. of
                                                               Depositor)


214 North Tryon Street, Charlotte, North Carolina                 28255
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(Address of Principal Executive Offices)                        (Zip Code)


Depositor's telephone number, including area code        (704) 386-2400
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), among Asset Backed Funding Corporation (the "Company"), as depositor, Option One Mortgage Corporation ("Option One"), as a servicer, Litton Loan Servicing LP ("Litton"), as a servicer, JPMorgan Chase Bank, National Association ("JPMorgan"), as a servicer, U.S. Bank National Association (the "Trustee"), as trustee, and Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator. The Pooling and Servicing Agreement governs the Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 (the "Certificates"), issued on December 14, 2006, including: (i) the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Public Certificates"), having an aggregate initial certificate balance of $1,362,203,000, (ii) the Class B, Class CE and Class P Certificates (the "Private Certificates"), having an aggregate initial certificate balance of $14,153,100 and (iii) the Class R and Class R-X Certificates (the "Residual Certificates").

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated December 12, 2006 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On December 14, 2006, the Private Certificates, consisting of $14,153,100 initial certificate balance of Class B Certificates, the Class CE Certificates and the Class P Certificates, were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans underlying the Certificates (the "Mortgage Loans") from the Sponsor.

     On December 14, 2006, the Residual Certificates were transferred to the Sponsor in a transaction exempt from registration under the Securities Act of 1933, as amended. The Residual Certificates constituted part of the purchase price for the Mortgage Loans.

     The Mortgage Loans underlying the Certificates were acquired by the Sponsor pursuant to various underlying sale agreements. A copy of an underlying sale and servicing agreement with respect to an originator that originated 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date is attached as Exhibit 10.1(A). The Mortgage Loans were purchased by the Company from the Sponsor pursuant to a mortgage loan purchase agreement, dated as of November 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and the Sponsor. A copy of the Mortgage Loan Purchase Agreement is attached as
Exhibit 4.2.

     Wells Fargo Bank, N.A., as supplemental interest trust trustee, entered into an interest rate swap agreement with Bank of America, National Association, as counterparty, for the benefit of the holders of the Certificates. A copy of the interest rate swap agreement is attached as Exhibit 10.2.

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Item 9.01   Financial Statements and Exhibits
            ---------------------------------

       (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

            1.1    Underwriting  Agreement,  dated  December  12,  2006, between
                   Asset  Backed   Funding  Corporation   and  Banc  of  America
                   Securities LLC (including exhibits).

            4.1 Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Asset Backed Funding Corporation, Option One Mortgage Corporation, Litton Loan Servicing LP, JPMorgan Chase Bank, National Association, U.S. Bank National Association and Wells Fargo Bank, N.A. (including exhibits).

            4.2 Mortgage Loan Purchase Agreement, dated as of November 1, 2006, between Asset Backed Funding Corporation and Bank of America, National Association.

            10.1   (A) Flow Sale and Interim  Servicing Agreement,  dated  as of
                   September  1,  2006,  between   Bank  of   America,  National
                   Association and Accredited Home Lenders, Inc.

                   (B) Assignment, Assumption and Recognition Agreement, dated December 14, 2006, among Bank of America, National Association, Asset Backed Funding Corporation and Accredited Home Lenders, Inc.

            10.2 Interest Rate Swap Agreement, dated December 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.


                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASSET BACKED FUNDING CORPORATION

                                            By: /s/ Bruce W. Good
                                               ---------------------------------
                                            Name:  Bruce W. Good
                                            Title: Vice President


Date:  December 14, 2006


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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX



Exhibit No.   Exhibit Description                                         Paper (P) or
-----------   -------------------                                         ------------
                                                                          Electronic (E)
1.1           Underwriting Agreement, dated December 12, 2006, between         E
              Asset Backed Funding Corporation and Banc of America
              Securities LLC (including exhibits).
4.1           Pooling and Servicing Agreement, dated as of November 1,         E
              2006, by and among Asset Backed Funding Corporation,
              Option One Mortgage Corporation, Litton Loan Servicing LP,
              JPMorgan Chase Bank, National Association, U.S. Bank National
              Association and Wells Fargo Bank, N.A. (including exhibits).
4.2           Mortgage Loan Purchase Agreement, dated as of November           E
              1, 2006, between Asset Backed Funding Corporation and
              Bank of America, National Association.
10.1(A)       Flow Sale and Interim Servicing Agreement, dated as of           E
              September 1, 2006, between Bank of America, National
              Association and Accredited Home Lenders, Inc.
10.1(B)       Assignment, Assumption and Recognition Agreement, dated          E
              December 14, 2006, among Bank of America, National
              Association, Asset Backed Funding Corporation and
              Accredited Home Lenders, Inc.
10.2          Interest Rate Swap Agreement, dated December 1, 2006,            E
              between Bank of America, National Association and Wells
              Fargo Bank, N.A.